Provision (Benefit) for Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Provision (Benefit) for Income Taxes
Provision (Benefit) for Income Taxes
The following table includes the provision (benefit) for income taxes from continuing operations.

	Years Ended December 31,
	2017	2016	2015
	(Millions)
Provision (benefit):
Current:
Federal	$(18)	$(26)	$(4)
State	1	(7)	8
	(17)	(33)	4
Deferred:
Federal	(100)	(333)	36
State	(11)	6	11
	(111)	(327)	47
Total provision (benefit)	$(128)	$(360)	$51

The following table provides reconciliations from the provision (benefit) for income taxes from continuing operations at the federal statutory rate to the realized provision (benefit) for income taxes.

	Years Ended December 31,
	2017	2016	2015
	(Millions)
Provision (benefit) at statutory rate	$(36)	$(361)	$32
Increases (decreases) in taxes resulting from:
State income taxes (net of federal benefit)	(12)	(42)	3
Valuation allowance on current year state income taxes (net of federal benefit)	17	18	1
Valuation allowance on state income taxes resulting from sale (net of federal benefit)	—	8	—
Effective state income tax rate change (net of federal benefit)	(12)	15	8
Provisional impact of Tax Cuts and Jobs Act	(92)	—	—
Other	7	2	7
Provision (benefit) for income taxes	$(128)	$(360)	$51

As discussed below, we record a valuation allowance on certain state net operating loss (“NOL”) carryovers generated in current years. As a result of the sale of our Piceance Basin operations in Colorado in the second quarter of 2016, we recorded $8 million of valuation allowances against Colorado NOL and credit carryovers generated in prior years.
Significant changes to our operations during 2017, 2016 and 2015 resulted in changes to our anticipated future state apportionment for our estimated state deferred tax liability. As a result of these changes and the differing state tax rates, we recorded an additional $12 million deferred tax benefit in 2017. We also accrued an additional $15 million and $8 million of deferred tax expense in 2016 and 2015, respectively.
On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act (“Act”). The income tax effects of changes in tax laws are recognized in the period when enacted. While the Company continues to assess the impact of the tax reform legislation on its business and consolidated financial statements, the legislation does reduce the U.S. corporate tax rate from the current rate of 35 percent to 21 percent effective January 1, 2018. This rate reduction results in a provisional estimate of a $97 million benefit offset by $5 million impact of equity based executive compensation to income tax expense in continuing operations and a corresponding reduction in the deferred tax liability. The Act provides for other significant tax law changes and modifications such as the repeal of the alternative minimum tax (“AMT”). Accordingly, AMT credits can be used to offset regular tax liability and/or can be refundable over tax years 2018-2021.
Due to the uncertainty or diversity in views about the application of ASC 740 in the period of enactment of the Act, the SEC issued Staff Accounting Bulletin (“SAB”) 118 which allows us to provide a provisional estimate of the impacts of the Act in our earnings for the year ending December 31, 2017. Our estimate does not reflect the impact of potential reductions of AMT credit refunds, changes in current interpretations of performance based executive compensation deduction limitations, effects of any state tax law changes and uncertainties regarding interpretations that may arise as a result of federal tax reform. The Company will continue to analyze the effects of the Act on its financial statements and operations. Additional impacts from the enactment of the Act will be recorded as they are identified during the one-year measurement period as provided for in SAB 118.
The following table includes significant components of deferred tax liabilities and deferred tax assets.

	December 31,
	2017	2016
	(Millions)
Deferred tax liabilities:
Properties and equipment	$792	$1,295
Derivatives, net	—	—
Other, net	1	2
Total deferred tax liabilities	793	1,297
Deferred tax assets:
Accrued liabilities and other	79	178
Alternative minimum tax credits	78	104
Loss carryovers	672	849
Derivatives, net	42	66
Total deferred tax assets	871	1,197
Less: valuation allowance	195	151
Total net deferred tax assets	676	1,046
Net deferred tax liabilities	$117	$251

As of December 31, 2017, the Company has not completed its accounting for the tax effects of enactment of the Act; however, the Company has made a reasonable estimate of the effects on its existing deferred tax balances.
Net cash payments (refunds) for income taxes were $(39) million, $21 million and $(8) million in 2017, 2016 and 2015, respectively.
The Company has federal NOL carryovers of approximately $2,132 million at December 31, 2017, including a $353 million RKI NOL, that will not begin to expire until 2032. In addition, we have $46 million of federal capital loss carryovers at December 31, 2017, that will begin to expire in 2020.
The Company has state NOL carryovers, including the RKI carryovers, of approximately $3.8 billion and $3.1 billion at 2017 and 2016, respectively, of which more than 99 percent expire after 2029.
We have recorded valuation allowances against deferred tax assets attributable primarily to certain state NOL carryovers as well as our federal capital loss carryover. When assessing the need for a valuation allowance, we primarily consider future reversals of existing taxable temporary differences. To a lesser extent we may also consider future taxable income exclusive of reversing temporary differences and carryovers, and tax-planning strategies that would, if necessary, be implemented to accelerate taxable amounts to utilize expiring carryovers. The ultimate amount of deferred tax assets realized could be materially different from those recorded, as influenced by future operational performance, potential changes in jurisdictional income tax laws and other circumstances surrounding the actual realization of related tax assets. Valuation allowances that we have recorded are due to our expectation that we will not have sufficient income, or income of a sufficient character, in those jurisdictions to which the associated deferred tax asset applies. As of December 31, 2017, our assessment of federal net operating loss carryovers was that no valuation allowance was required; however, a future pretax loss may result in the need for a valuation allowance on our deferred tax assets.
The ability of WPX to utilize loss carryovers or minimum tax credits to reduce future federal taxable income and income tax could be subject to limitations under the Internal Revenue Code. The utilization of such carryovers may be limited upon the occurrence of certain ownership changes during any three-year period resulting in an aggregate change of more than 50 percent in beneficial ownership (an “Ownership Change”). As of December 31, 2017, we do not believe that an Ownership Change has occurred for WPX, but an Ownership Change did occur for RKI effective with the RKI Acquisition. Therefore, there is an annual limitation on the benefit that WPX can claim from RKI carryovers that arose prior to the RKI Acquisition.
Pursuant to our tax sharing agreement with Williams, we remain responsible for the tax from audit adjustments related to our business for periods prior to our spin-off from Williams on December 31, 2011. The 2011 consolidated tax filing by Williams is currently being audited by the IRS and is the only pre spin-off period for which we continue to have exposure to audit adjustments as part of Williams. The IRS has recently proposed an adjustment related to our business for which a payment to Williams could be required. We are currently evaluating the issue and expect to protest the adjustment within the normal Appeals process of the IRS. In addition, the alternative minimum tax credit deferred tax asset that was allocated to us by Williams at the time of the spin-off could change due to audit adjustments unrelated to our business. Any such adjustments to this deferred tax asset will not be known until the IRS examination is completed but is not expected to result in a cash settlement.
The Company files a consolidated federal income tax return and several state income tax returns. The Company’s federal income tax returns for tax years 2014 through 2016 remain open for examination. The statute of limitations for most states expires one year after expiration of the IRS statute. During the year ended December 31, 2017, the IRS began an examination of the Company’s 2014 and 2015 federal income tax returns. In addition, the IRS began an examination of RKI’s 2014 and short-period 2015 federal income tax returns. These examinations remain in the preliminary stage and no additional taxes or refunds have been recorded at this time.
The Company’s policy is to recognize related interest and penalties as a component of income tax expense. The amounts accrued for interest and penalties are less than $1 million for 2017. The impact of this accrual is included within Other in our reconciliation of the provision (benefit) at statutory rate to recorded provision (benefit) for income taxes.
As of December 31, 2017, the Company has approximately $8 million of unrecognized tax benefits which is offset by an increase in deferred tax assets of approximately $7 million. During the next 12 months, we do not expect ultimate resolution of any uncertain tax position will result in a significant increase or decrease of an unrecognized tax benefit.